UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Soliciting Materials Pursuant to §240.14a-12

BREKFORD INTERNATIONAL CORP.

(Name of Registrant as Specified In Its Charter)

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BREKFORD INTERNATIONAL CORP.

7020 Dorsey Road, Suite C

Hanover, Maryland 21076

(443) 557-0200

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NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 19, 2008

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To our Stockholders:

The 2008 Annual Meeting of Stockholders of Brekford International Corp. (the “Company”) will be held at the Company’s corporate offices at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076 on December 19, 2008, beginning at 12:00 P.M., local time, for the following purposes:

1.

To elect one Class I director, to hold office for a term of three years until our 2011 annual meeting of stockholders;

2.

To consider and vote on a proposal to remove the Class II director, William A. Shafley, for cause; and

3.

Any other matters that properly come before the meeting.

Stockholders of record as of the close of business on November 25, 2008 are entitled to vote their shares by proxy or at the meeting or any postponement or adjournment thereof.

By Order of the Board of Directors,

/s/ C.B. Brechin
C.B. Brechin
Chief Executive Officer

Hanover, Maryland

December 9, 2008

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

BREKFORD INTERNATIONAL CORP.

TABLE OF CONTENTS

ABOUT THE MEETING

1

What is the purpose of the Annual Meeting?

1

Who is entitled to vote?

1

Who can attend the meeting?

1

What constitutes a quorum?

1

How do I vote?

1

Can I change my vote after I return my proxy card?

2

What are the Board’s recommendations?

2

What vote is required to approve each item?

2

Who pays for the preparation of the proxy?

3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

4

SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND DIRECTOR NOMINEES

5

PROPOSAL 1 – ELECTION OF DIRECTOR

6

Directors

6

Executive Officers

9

PROPOSAL 2 – REMOVAL OF CLASS II DIRECTOR FOR CAUSE

10

BOARD OF DIRECTORS COMMITTEES

11

REPORT OF THE AUDIT COMMITTEE

14

EXECUTIVE COMPENSATION

16

Summary Compensation Table

16

Narrative Disclosure to Summary Compensation Table

17

Outstanding Equity Awards as of December 31, 2007

19

DIRECTOR COMPENSATION

20

Director Compensation Table

20

Narrative Disclosure to Director Compensation Table

20

COMMUNICATIONS WITH STOCKHOLDERS

20

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

20

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

20

INDEPENDENT AUDITORS

21

OTHER BUSINESS

21

STOCKHOLDER PROPOSALS

22

ADDITIONAL INFORMATION

23

2008 ANNUAL MEETING OF STOCKHOLDERS

OF

BREKFORD INTERNATIONAL CORP.

7020 Dorsey Road, Suite C

Hanover, Maryland 21076

(443) 557-0200

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PROXY STATEMENT

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This proxy statement contains information related to our 2008 annual meeting of stockholders to be held on December 19, 2008, beginning at 12:00 P.M., local time, at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076, and at any adjournments or postponements thereof, and is first being sent to stockholders on or about December 9, 2008, in connection with the solicitation of proxies by the board of directors of the Company.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the annual meeting, stockholders will vote on (i) the election of one Class I director, (ii) the removal of one Class II director for cause, and (iii) any other matters that properly come before the meeting. In addition, our management will report on our performance during 2007 and respond to questions from our stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, November 25, 2008, are entitled to receive notice of the annual meeting and to vote the shares of our common stock, par value $.0001 per share (“Common Stock”) they held on that date at the meeting or any postponement or adjournment of the meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring evidence of your share ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the record date and valid picture identification.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum, permitting the meeting to conduct its business. As of the record date, November 25, 2008, 62,214,573 shares of our Common Stock, held by approximately 141 stockholders of record, were issued and outstanding.

If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and you attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Chief Executive Officer either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. The board recommends a vote:

•

for the election of the nominated Class I director. See “Proposal 1 – Election of Director” on page 6;

•

for the removal of William A. Shafley, as a Class II director. See “Proposal 2 – Removal of Class II Director for Cause” on page 10.

The board does not know of any other matters other than the proposals set forth above that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate director nominees. In the event that any other matter should properly come before the meeting or any director nominee is not available for election, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in accordance with their best judgment.

What vote is required to approve each item?

Election of Director. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the meeting by the holders of Common Stock (one vote per share) is required for the election of directors. A properly executed proxy marked “ VOTE WITHHELD ” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Removal of Director for Cause. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock (one vote per share) entitled to vote is required for approval. Abstentions and broker non-votes will have the same effect as votes against this proposal.

Other Items. For any other business brought before the annual meeting, provided that a quorum is present, the affirmative vote of a majority of the votes cast, either in person or by proxy, at the annual meeting by the holders of Common Stock (one vote per share) is required for approval. A properly executed proxy marked “ABSTAIN ” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the outcome of the item.

The board of directors does not know of any other matters that may be brought before the annual meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees for election to the board of directors. In the event that any other matter should come before the annual meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their discretion.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to Proposal 2. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on this proposal and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who pays for the preparation of the proxy?

We will pay the cost of preparing, assembling and mailing the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

The approximate date that this proxy statement and the enclosed form of proxy are first being sent to stockholders is December 9, 2008. You should review this information in conjunction with our 2007 Annual Report on Form 10-K (the “2007 Annual Report”). Our corporate headquarters are located at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076, and our telephone number is (443) 557-0200. A list of stockholders entitled to vote at the annual meeting will be available at our corporate offices, during normal business hours, for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information with respect to the beneficial ownership of our Common Stock as of December 8, 2008, for: each person known by us to beneficially own more than 5% of our Common Stock; each of our named executive officers; our directors and director nominees; and all of our executive officers and directors as a group.

As used in the tables, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). The percentage shown is based on 62,214,573 shares of Common Stock issued and outstanding as of December 8, 2008. In computing the number and percentage of shares beneficially owned by a person, shares of Common Stock subject to options and/or warrants currently exercisable, or exercisable within 60 days of December 8, 2008, are counted as outstanding, but these shares are not counted as outstanding for computing the percentage ownership of any other person.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class
Common	Legisi Marketing, Inc. (1)	30,000,000	(2)	41.54%
	Alan Goddard (3)	5,040,000	(4)	7.70%

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(1)

Gregory McKnight, a natural person who controls Legisi Marketing, Inc., has sole investment and voting power with respect to the Common Stock and warrants beneficially owned by Legisi Marketing, Inc. The address of the beneficial owner is 5154 Miller Road, Flint, Michigan 48507. A court appointed receiver is currently in control of the disposition of the Legisi shares.

(2)

Includes 20,000,000 shares of Common Stock and 10,000,000 shares of Common Stock issuable upon exercise of warrants at an exercise price of $0.39.

(3)

The address of the beneficial owner is 7700 Congress Avenue, Suite 3207, Boca Raton, Florida 33487.

(4)

Includes 900,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.25, 300,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.275, 300,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.3125, 300,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.375, and 400,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.39. Also, includes 1,270,000 shares of Common Stock, including warrants to purchase 1,020,000 shares of Common Stock, owned by Allen, Goddard, McGowan, Pak & Partners, LLC (“Allen Partners”). Mr. Alan Goddard serves as Chief Executive Officer of Allen Partners and may be deemed to have shared voting and dispositive power of the 1,270,000 shares of Common Stock, including warrants to purchase 1,020,000 shares of Common Stock, owned by Allen Partners.

SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND DIRECTOR NOMINEES

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percentage of Class
Common	C.B. Brechin	11,690,500		18.79%
	Scott Rutherford	11,425,000		18.36%
	Bruce Robinson	2,500,000		4.02%
	Tin Khin	—		—%
	Douglas Deleaver	10,000		*
	Jessie Lee, Jr.	—		—%
	Richard E. Deloney, Jr.	—		—%
	William A. Shafley	—		—%
	Ryan E. Kirch(3)(4)	330,943		*
	Richard A. Sajac(3)(5)	668,475	(2)	1.07%
	Maris J. Licis(3)(6)	103,200		*
	All directors and named executive officers as a group (11 persons)	26,728,118		42.70%

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*Less than 1%.

(1)

Unless otherwise indicated, the address of each person in this table is c/o Brekford International Corp., 7020 Dorsey Road, Suite C, Hanover, Maryland 21076.

(2)

Includes employee stock options to purchase a total of 375,000 shares of Common Stock currently exercisable.

(3)

Former executive officer of the Company.

(4)

The address of the beneficial owner is 1262 Prairie Orchid Lane, Grayslake, Illinois 60030.

(5)

The address of the beneficial owner is 206 Greenwich Drive, Mechanicsburg, Pennsylvania 17050.

(6)

The address of the beneficial owner is 841 W. Ainsille St., Apt. 3W, Chicago, Illinois 60640.

PROPOSAL 1 – ELECTION OF DIRECTOR

Our board of directors is responsible for managing our business and affairs. Our current bylaws provide that the authorized size of our board of directors, currently seven directors, is to be determined by resolution of the board of directors or by the stockholders at the annual meeting or at any special meeting of the stockholders. Our current directors were elected in accordance with the provisions of our First Amended and Restated Certificate of Incorporation and all were elected as representatives of holdings of our Common Stock. In accordance with our charter documents, our board of directors is required to be divided into three classes, designated Classes I, II and III.

The board has nominated Douglas Deleaver to be re-elected as a Class I director at the annual meeting. If elected, Mr. Deleaver will serve as Class I director for a three-year term until the 2011 Annual Meeting of Stockholders.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Class I director nominee named below in this proxy statement. If Mr. Deleaver is unable or unwilling to serve as a director at the time of the annual meeting, the proxies will be voted for such other nominee as shall be designated by the current board of directors to fill any vacancy or to otherwise appoint a replacement nominee. The nominee has consented to being named in the proxy statement and to serve if elected. We have no reason to believe that the nominee will be unable or unwilling to serve if elected as a director.

The board of directors proposes the election of the following director nominee:

Douglas Deleaver

The board of directors has determined that the Class I director nominee is “independent” in accordance with certain criteria adopted by the board of directors. In making this determination, the board of directors considered all relevant facts and circumstances, including the “independence” standards set forth in the Marketplace Rules of the NASDAQ Stock Market, although such rules are not directly applicable to us. In doing so, the board of directors affirmatively determined that neither the Class I director nominee, nor any of his family members, has had any material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us), other than as a stockholder and director, within the last three years.

Directors

The business experience for the past 5 years, unless otherwise indicated, of each member of the board of directors and incumbent director nominee is set forth below. There are no family relationships among any of our directors. There are no other nominees for director known to us at this time. The class of each director and director nominee is set forth below.

Name	Age	Class	Present Term Expires	Position
Douglas Deleaver	61	Class I	2008	Nominee
Bruce Robinson, Esq.	42	Class II	2009	Director
William A. Shafley	47	Class II	2009	Director
Jessie Lee, Jr.	48	Class II	2009	Director
Richard E. DeLoney, Jr.	58	Class II	2009	Director
C.B. Brechin	36	Class III	2010	Chief Executive Officer and Director
Scott Rutherford	48	Class III	2010	President and Director

Douglas Deleaver. Mr. Deleaver has served as our director since December 2007. Mr. Deleaver is a law enforcement veteran and security consultant with over 37 years of experience in local, state, federal, critical infrastructure and international security assessment and mitigation. He currently serves as Immediate Past President of NOBLE, the National Organization of Black Law Enforcement Executives, consisting of 58 chapters and 4,300 members, after serving as National President from 2007 to 2008 and National Vice President during 2006. Prior thereto from August 2003 to present, Mr. Deleaver has served on boards of various organizations, including the Ethics Board for Harford County, Maryland, the U.S. Service Academies Nomination Board, the Maryland Chiefs of Police Association as President, and state and regional chapters of NOBLE as President and Vice President, respectively. From January 2003 through December 2006, he was appointed to certain positions at the request of State of Maryland Governor Robert Ehrlich, including Superintendent of the Maryland Natural Resources Police, the Maryland Emergency Management Agency, as well as re-appointed to Chief of Police of the Maryland Transit Administration. While serving under Governor Ehrlich, Mr. Deleaver directed several initiatives as one of 8 experts under the Governor’s Homeland Security Task Force, traveling to Israel to participate in an international security program to assess threat mitigation systems implemented for critical infrastructure in the State of Israel, as well as performing an evaluation of surveillance systems implemented by the City of London in response to the subway and bus bombings of July 2005. From July 1998 to January 2003, Mr. Deleaver served as Director of Strategic Planning and later Chief of Police for the Maryland Transit Administration Police. From July 1992 to December 1998, he served as both Captain and Major and Executive Assistant to the Superintendant to the Maryland Natural Resources Police. From 1969 to 1992, Mr. Deleaver served as an officer in the Maryland State Police, retiring with the rank of Lieutenant, during which time he served on the Executive Protection Detail for Maryland, where he protected three governors and was selected to serve on several protection details for visiting dignitaries. He has held top secret security clearance since January 2005. Mr. Deleaver earned his Bachelor of Arts Degree in Criminal Justice from Miami Dade College of Assessments and completed graduate work through the Law Enforcement Institute of the University of Maryland.

Bruce Robinson, Esq. Mr. Robinson has served as our director since January 2006. Mr. Robinson served as an advisor to Pelican Mobile Computers, Inc. (“Pelican”) shortly after its inception in 1997. His primary responsibility was to ensure that Pelican stayed true to its corporate mission. Mr. Robinson was responsible for managing strategic alliances and client acquisition from a risk management perspective and for developing and driving strategic and corporate response to market opportunities. He also ensured compliance to corporate and government contract vehicles. Mr. Robinson also served as Pelican’s General Counsel, and as such, was responsible for the development and implementation of Pelican’s legal strategy. Mr. Robinson received his undergraduate education at the University of Delaware and earned his Juris Doctor degree from the University of Maryland School of Law. He was admitted to the Maryland State Bar in 1992 and is admitted to practice in the United States Supreme Court and the United States Court for the 4th Circuit.

William A. Shafley. Mr. Shafley has served as a director since February 2008. From February 19, 2008 until July 8, 2008, Mr. Shafley also served as CEO of the Company. He has over 20 years of expertise in supporting companies through start-up and critical growth phases and coordinating rapid growth market expansions. Prior to joining the Company in August 2007, from January 2003 through June 2007, Mr. Shafley was a Director and President of Best Buy Gov, LLC, a wholly owned subsidiary of Best Buy Co., Inc. He was recruited to create and build a subsidiary capable of targeting the unique technology needs of the federal government, state and local governments and the K-12 and higher education markets. During his first year, Mr. Shafley grew headcount from 7 to 108 and prior to departing, grew sales to a $90 million run rate. From March 2002 through September 2003, Mr. Shafley was the President and Chief Operating Officer of Micro Warehouse G/E, Inc., a wholly owned subsidiary of Micro Warehouse, Inc. He was recruited to help turn around the overall company and establish and grow Micro Warehouse G/E. Mr. Shafley’s efforts resulted in the award of 12 major contracts within the government and education markets worth over $300 million. Mr. Shafley left Micro Warehouse following CDW’s acquisition of the company’s North American assets. Prior thereto, Mr. Shafley was Vice President of CDW-G, Inc., which he founded with 26 people and grew the organization into a significant reseller of technology products to the government and education markets driving revenue growth from $85 million to $800+ million in four years. Prior to CDW-G, Mr. Shafley was Vice President, Global Channels for Trusted Information Systems, where he directed worldwide channel development, planning, marketing and strategy. Mr. Shafley increased market share by establishing over 250 VARs and creating and implementing new dealer sales and engineering training programs. Prior thereto, Mr. Shafley was Vice President, Marketing and Technology Sales for Government Technology Services, Inc. (GTSI), a $700 million technology provider. Mr. Shafley earned his Bachelors of Science degree from the State University of New York at Buffalo (SUNY Buffalo).

Jessie Lee, Jr. Mr. Lee has served as our director since October 2008. Since 2001, Mr. Lee has served as the executive director of the National Organization of Black Law Enforcement Executives, where he has been responsible for guiding the operational, fiscal and overall direction of the organization, which includes more than 58 national chapters, and 3 international chapters representing 3900 members. He has assisted in developing and implementing annual goals and objectives to meet the organization’s strategic plans, managed an operating budget of more than two million dollars and provided training and technical assistance to external agencies including police departments and community organizations. Mr. Lee has also been an adjunct professor at Gloucester County College in Sewell, New Jersey since 2007 where he has taught Introduction to College Studies which course focuses on effective study skills, strategies and personal development skills. Mr. Lee earned a Master of Science degree in Business Management – Nonprofit and a Bachelor of Arts degree in Organizational Management from Eastern University in St. David, Pennsylvania in 2006 and 2000, respectively. Mr. Lee earned an Associates degree in Applied Science in Law Enforcement from Gloucester County College in Deptford, New Jersey in 1999.

Richard E. Deloney, Jr. Mr. Deloney has served as our director since October 2008. Since October 2007, Mr. Deloney has been the owner and managing partner of West Windsor, LLC in Phoenix, Arizona. West Windsor, LLC is a professional services consulting company that helps technology companies leverage their core competencies to achieve strategic objectives. The company focuses on developing solutions for organic growth, strategic partnerships, optimization of profit and loss operations, new contract transition, and merger and acquisition activities. From December 2005 to April 2008, Mr. Deloney served as the senior vice president of TechTeam Government Solutions, Inc., a subsidiary of TechTeam Global, a worldwide provider of information technology (“IT”) and logistics/supply chain consulting services and outsourcing solutions, where Mr. Deloney was responsible for building and leading a business development organization focused on the federal, state and local markets. Mr. Deloney led a 12-person revenue generation team and led planning and execution actions to physically integrate two formerly separate, independent companies that were merged to form the initial platform government services company. Prior to that, from September 2003 to December 2005, Mr. Deloney served as vice president/DOD sales and corporate business development of GTSI Corp., a billion dollar IT products and solutions provider to federal, state and commercial clients. Mr. Deloney reported to the executive vice president of sales, leading the Department of Defense direct sales organization, and corporate business development team as well as program management for the daily execution of 74 government contracts. Mr. Deloney earned a Bachelor of Science degree in Mathematics from the University of Alabama in 1972 and a Master of Science in Public Administration from Central Michigan University in 1978. Mr. Deloney also attended the Executive Development Program at The Goizuetta Business School at Emory University in 1997 and received an IT Management Certificate from the Georgia Institute of Technology in 1994.

C.B. Brechin. Mr. Brechin has served as Chief Executive Officer since July 8, 2008. Prior to that, he has served as our Treasurerand General Manager of our Pelican division since January 2006. He has also served as a director of our Company since January 2006. He co-founded Pelican in 1997 and served as its President from 1997 until January 2006. Mr. Brechin was responsible for advancing Pelican’s strategic direction, managing all aspects of Pelican’s corporate and government sales, including sales strategy, partnership/vendor relationships, corporate structure, contract acquisition, and training and development. In addition, Mr. Brechin managed Pelican’s financial planning, cash flow and risk analysis by opportunity, financial reporting and internal auditing. He successfully closed over $9 million dollars in sales in 2005 for Pelican and secured key client relationships, including, but not limited to the National Security Agency, the United States Navy, the State of Maryland, Maryland State Police, and Baltimore City Police. Through his sales efforts and strategic vision, Pelican has twice been recognized as a top reseller of Panasonic equipment, including “Reseller of the Year” in 2004. Mr. Brechin earned his Bachelors Degree in Political Science and International Affairs from Kalamazoo College and his Master’s Degree in Information and Telecommunications Systems from The Johns Hopkins University.

Scott Rutherford. Mr. Rutherford has served as President of the Company since July 8, 2008. Prior to that, he was Director of Engineering of our Pelican division since January 2006. He has also been a director of the company since January 2006. He co-founded Pelican in 1997 and served as its Vice President from 1997 to 2006. Mr. Rutherford has more than 25 years of entrepreneurial experience in conceiving, developing and building technical solutions for clients in both the corporate and government sectors. For Pelican, Mr. Rutherford was responsible for all aspects of technology evaluation and deployment to meet its clients’ needs for mobile, ruggedized computing solutions. This included locating and assimilating complex solutions from various vendors to ensure a turnkey installation in highly variable models of police and fire vehicles. In addition, Mr. Rutherford launched and continues to develop Pelican’s technical support infrastructure, for which he and his team of engineers have been presented with awards for Outstanding Technical Support by various clients, including the Maryland State Police.

Leveraging his extensive mechanical, electronic and computer expertise, Mr. Rutherford has developed a large array of products from concept, including a Mobile Training Center for the Department of Defense and proprietary irrigation control filters to eliminate RF interference from the Annapolis Naval Radio Transmitter Station. Mr. Rutherford is the recipient of several awards for his innovative technology systems, including the “Comdex Most Innovative” award in 1998.

Executive Officers

The business experience for the past 5 years, unless otherwise indicated, of our executive officer who is not also a director, is set forth below. There are no family relationships between this executive officer and any of our directors.

Tin Khin, age 62, Chief Financial Officer. Mr. Khin has served as the Company’s Chief Financial Officer since November 1, 2008. Mr. Khin joined the Company in January 2008 as director of finance and business development.  Between January 2008 and his appointment as Chief Financial Officer in November 2008, he was responsible for the daily operations and monitoring of the finances of the Company and for developing new customers, vendor relationships and new areas of business. Prior to joining the Company, Mr. Khin worked for the Motor Vehicle Administration (“MVA”) of the State of Maryland from September 2004 until January 2008.  From August 2005 until January 2008, Mr. Khin served as divisional manager of the financial management division of the MVA, where he was responsible for formulating, monitoring and executing the agency’s annual operating budget.  From September 2004 to July 2006, Mr. Khin served as manager of the accounts payable and payroll section of the MVA, where he managed and supervised an annual payroll of approximately $90 million.  From December 1998 to January 2004, Mr. Khin served as the director of budget and finance of the Baltimore County Department of Social Services, where he was responsible for the preparation and monitoring of the budget and accounting division of the agency.  Mr. Khin earned a Bachelor of Commerce degree from the University of Rangoon (1965) and holds a Professional Accountant certificate from Burma (1967).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION AS CLASS I DIRECTOR OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

PROPOSAL 2 – REMOVAL OF CLASS II DIRECTOR FOR CAUSE

The board of directors, through a majority vote, has determined that it is in the best interests of the Company for the stockholders to remove the Class II director, William A. Shafley, for cause at the annual meeting. Delaware General Corporation Law section 141 provides that a director may be removed from a classified board, for cause, by the holders of a majority of the shares of Common Stock then entitled to vote at an election of directors. On July 8, 2008, the board of directors appointed Mr. C.B. Brechin as Chief Executive Officer of the Company and Mr. Scott Rutherford as President of the Company, effective on that date. In connection with the appointments, the board of directors proposed to reassign the Company’s then current Chief Executive Officer, Mr. William A. Shafley, to a sales management position with the Company’s Tactical Solutions Options division. Mr. Shafley did not accept the sales management position. Since that time, Mr. Shafley has discontinued participation in the affairs and governance of the Company including board service. The board believes it is in the best interests of the Company to remove Mr. Shafley from the board of directors for cause.

THE MAJORITY OF THE BOARD RECOMMENDS A VOTE “FOR” THE REMOVAL FOR CAUSE OF THE CLASS II DIRECTOR NAMED IN THIS PROXY STATEMENT.

BOARD OF DIRECTORS COMMITTEES

How often did the Board meet during 2007?

During 2007, the board of directors held 6 meetings. During 2007, each director attended more than 75% of the aggregate of (i) the number of meetings of the board of directors held during the period he served on the board, and (ii) the number of meetings of committees of the board of directors held during the period he served on such committees. The Company does not have a formal policy with regard to board members’ attendance at the annual meeting of stockholders. All of the board members serving on the board during December 2007 attended the 2007 annual meeting of stockholders.

What committees has the Board established?

The board of directors has established an audit committee and a compensation committee, each of which is briefly described below. The board of directors does not have a standing nominating committee, but the full board of directors fulfills the function of the nominating committee.

Audit Committee

The audit committee assists the board of directors in maintaining the integrity of our financial statements, and of our financial reporting processes and systems of internal audit controls, and our compliance with legal and regulatory requirements. The audit committee reviews the scope of independent audits and assesses the results. The audit committee meets with management to consider the adequacy of the internal control over, and the objectivity of, financial reporting. The audit committee also meets with the independent auditors and with appropriate financial personnel concerning these matters. The audit committee selects, determines the compensation of, appoints and oversees our independent auditors. The independent auditors periodically meet with the audit committee and always have unrestricted access to the audit committee. The audit committee, which currently consists of Messrs. Brechin and Deleaver, acted by written consent one time. Assuming that the Class I director nominee is elected at the annual meeting, we anticipate the audit committee will consist of Messrs. Deleaver, Deloney and Lee, which committee nominees have been determined to be “independent” as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ. The Company does not currently have an audit committee financial expert on the audit committee. The Company is seeking to identify and appoint a candidate to the board of directors and audit committee with the skills and experience which meet the requirements for a financial expert.

Compensation Committee

The compensation committee administers incentive compensation plans, including stock option plans, and advises the board of directors regarding employee benefit plans. The compensation committee establishes the compensation structure for our senior managers, approves the compensation of our senior executives, and makes recommendations with respect to compensation of the Chief Executive Officer and our other executive officers. The compensation committee advises and makes recommendations to the board of directors on all matters concerning director compensation. The compensation committee which was established in December 2007 currently consists of all of the members of the board of directors and did not meet in 2007. The current members of the compensation committee are not independent, other than Messrs. Deleaver, Lee and Deloney. Assuming that the Class I director nominee is elected at the annual meeting, we anticipate the compensation committee will consist of Messrs. Deleaver, Lee and Deloney, which committee nominees have been determined to be “independent” as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ.

Independence of the Board of Directors

The board of directors does not currently include any independent directors, other than Messrs. Deleaver, Lee and Deloney. The current board of directors has determined that the Class I nominee, if elected, will be an independent director based on certain independence criterion it adopted during 2007 and the independence standards contained in the Marketplace Rules of the NASDAQ Stock Market. In making its determination, the board of directors considered the lack of relationships or transactions between us and these independent directors. The Company’s criteria for independence as approved during 2007 by the board of directors will be made available to stockholders on our website located at http://www.brekford.com during December 2008.

Nominating Committee

As of this time, we do not have a nominating committee, or a nominating committee charter. Our board of directors believes the full board can adequately perform the functions of a nominating committee. The board of directors identifies director candidates through numerous sources, including recommendations from directors, executive officers and our stockholders. The board of directors seeks to identify those individuals most qualified to serve as board members and will consider many factors with regard to each candidate, including judgment, reputation, integrity, diversity, prior experience, the interplay of the candidate’s experience with the experience of other directors and the candidate’s willingness to devote the time and effort required for board responsibilities.

The board of directors will consider properly submitted stockholder recommendations for director candidates. Director candidates recommended by stockholders are given the same consideration as candidates suggested by directors and executive officers. The board has the sole authority to select, or to recommend, the nominees to be considered for election as a director. The officer presiding over the stockholders meeting, in such officer’s sole and absolute discretion, may reject any nomination not made in accordance with the procedures outlined in this proxy statement and our bylaws. Under our bylaws, a stockholder who desires to nominate directors for election at a stockholders meeting must comply with the procedures summarized below. Our bylaws are available, at no cost, at the SEC’s website, http://www.sec.gov (provided in Exhibit 3.2 to our registration statement on Form 10-SB, as filed with the SEC on July 6, 2007), or upon a stockholder’s written request directed to our Chief Financial Officer at the address given on page 1 of this proxy statement. See “ — Stockholder Nominations” below for a description of the procedures that must be followed to nominate a director.

Stockholder Nominations

Our bylaws provide that any nomination by a stockholder must be made by written notice to the Secretary delivered or mailed to and received at our principal executive offices: (i) with respect to an election to be held at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days from the anniversary date of the preceding year’s annual meeting date, written notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which public disclosure of the date of the annual meeting was made, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which the first public disclosure of the date of the special meeting was made. Delivery of the nomination should be made by hand, or by certified or registered mail, return receipt requested.

Our bylaws further provide that the public announcement of an adjournment of any annual or special meeting of the stockholders commences a new time period for giving of a stockholder notice as described above. A stockholder’s notice to the Chief Financial Officer should be set forth (x) as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of our shares of Common Stock which are beneficially owned by such person, (4) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such person as our director under securities laws, had the nominee been nominated by the board of directors, and (5) such person’s written consent to being named in any proxy statement as a nominee and to serving as a director if elected; and (y) as to the stockholder giving notice: (1) the name and address, as they appear in our records, of such stockholder, (2) the class and number of shares of our stock which are beneficially owned by such stockholder (determined as provided in clause (x)(3) above), (3) a representation that the stockholder is a holder of record of stock entitled to vote on the election of directors at such meeting and that such stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (4) a description of all agreements, arrangements or understandings between the stockholder and each nominee of the stockholder and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. At the request of the board of directors any person nominated by the board of directors for election as a director is required to furnish to our Secretary that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director. The chairman of the meeting at which a stockholder nomination is presented shall, if the facts warrant, determine and declare to the meeting that such nomination was not made in accordance with the procedures prescribed by our bylaws, and, in such event, the defective nomination will be disregarded.

REPORT OF THE AUDIT COMMITTEE

The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Exchange Act of 1934, as amended.

In accordance with its written charter adopted by our board of directors, the audit committee’s role is to act on behalf of the board of directors in the oversight of our accounting, auditing and financial reporting practices. The audit committee presently consists of two members, Messrs. C.B. Brechin and Douglas Deleaver. The board has determined that Mr. Deleaver is an “independent director” and that Mr. Brechin does not meet the definition of an “independent director” under SEC rules. Our board of directors continues to assess the adequacy of the audit committee’s charter and will review such charter in connection with any new corporate governance standards adopted by the SEC and/or any applicable exchange regarding the responsibilities of the audit committee under the Sarbanes-Oxley Act of 2002.

Management is responsible for our financial reporting process, including our system of internal controls, and for the preparation of our financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing those financial statements. It is the audit committee’s responsibility to monitor and review these processes. It is not the audit committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. Following the annual meeting, we expect the audit committee will not consist of our employees and it may not be, and may not represent itself to be or serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. The audit committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The audit committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions with management and the independent auditors do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our independent accountants are in fact “independent.”

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements for fiscal 2007 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee reviewed the financial statements for fiscal 2007 with the independent auditors and discussed with them all of the matters required to be discussed by Statement of Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the auditors’ judgments as to the quality, not just the acceptability, of our accounting principles. Finally, the audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Finally, the audit committee has considered whether the provision by the independent auditors of non-audit services to us is compatible with maintaining the auditors’ independence. The audit committee discussed with the independent accountants any relationships that may have an impact on their objectivity and independence and satisfied itself as to the accountants’ independence.

The audit committee also discussed with management the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC.

Consistent with the SEC’s policies regarding auditor independence, our audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Based on its review and discussions with management and the independent accountants, and subject to the limitations on its role and responsibilities described above, the audit committee recommended to our board of directors, and the board of directors has approved, that the audited financial statements be included in our annual report for the year ended December 31, 2007. The undersigned members of the audit committee have submitted this report to us.

Submitted by the Audit Committee

C.B. Brechin

Douglas Deleaver

EXECUTIVE COMPENSATION

The following table sets forth certain information relating to the compensation paid to our named executive officers, during our fiscal years ended December 31, 2007 and 2006.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Award(S) ($)(3)	Non- Equity Incentive Plan Compen- sation($)	Nonqualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
C.B. Brechin Chief Executive Officer and Director	2007 2006	135,000 151,269	100,000 50,000	— 217,500(2)	— —	— —	— —	— —	235,000 418,769
Scott Rutherford President and Director	2007 2006	135,000 151,269	100,000 50,000	— 217,500(2)	— —	— —	— —	— —	235,000 418,769
William A. Shafley(5) Former Chief Executive Officer and current Director	2007 2006	72,692 —	— —	— —	— —	— —	— —	— —	72,692 —
Richard A. Sajac(5) Former President and Chief Operating Officer	2007 2006	135,000 107,500	20,000 —	— —	137,500 37,500	— —	— —	— —	292,500 145,000
Ryan E. Kirch Former Chief Financial Officer and Secretary	2007 2006	135,000 151,269	10,000 —	192,610(1) 222,171(1)	— —	— —	— —	— —	337,610 373,440
Maris J. Licis Former VP Corporate Development(4)	2007 2006	101,250 151,269	— —	52,500(4) 222,171(1)	—	—	—	33,288(4) —	187,038 373,440

———————

(1)

Effective August 31, 2006, we accelerated the vesting of an aggregate of 740,192 out of a total award of 8,000,000 restricted shares of Common Stock to Ryan E. Kirch and Maris J. Licis, 500,000 of which were subsequently transferred to Messrs. Brechin and Rutherford (250,000 shares each) for their having personally guaranteed the accounts receivable financing facility with American Bank and 240,192 were withheld by us for income tax withholding requirements. The Company reflected this compensation as restricted stock awards to Ryan E. Kirch, its Chief Financial Officer, and Maris J. Licis, its former Vice President of Corporate Development and Secretary, amounting to approximately $74,019 in additional compensation each, or a fair value of $0.20 per share. The remaining 7,259,808 shares were subject to vesting over a four-year period ending on January 19, 2010. The aggregate fair value of these shares, which amounts to $1,451,962, is being amortized over a four-year vesting period in accordance with SFAS 123R. The recognized portion of these shares amounted to $296,305 during the year ended December 31, 2006. Assumptions in estimating the fair value of this restricted stock are discussed in greater detail in Management’s Discussion and Analysis of financial condition and plan of operation. In connection with his resignation and a related severance agreement entered into on October 3, 2007, we cancelled 3,479,904 unvested restricted shares that had been granted to Mr. Licis as more fully described below in Note 4 to this table. In connection with Mr. Kirch’s resignation which was effective October 31, 2008, the Company will cancel the 3,129,904 unvested shares of restricted Common Stock of the Company that had been granted to him.

(2)

Represents the fair value of 375,000 shares of Common Stock transferred to Mr. Brechin and 375,000 shares of Common Stock transferred to Mr. Rutherford from Messrs. Wall, Kirch and Licis for their having personally guaranteed the accounts receivable financing facility with American Bank, amounting to $217,500 in additional compensation each, or a fair value of $0.58 per share based upon the closing trading price on August 31, 2006.

(3)

Represents the fair value of vested options granted to Mr. Sajac on March 6, 2006 in connection with his employment agreement. Assumptions in estimating the fair value of these options are discussed in greater detail in Management’s Discussion and Analysis of financial condition and plan of operation.

(4)

Mr. Licis resigned from his positions as Vice President of Corporate Development, Secretary and Director on September 27, 2007. In connection with his resignation and a related severance agreement, on October 3, 2007, we agreed to pay Mr. Licis a lump sum severance of approximately $33,288, payable in bi-weekly installments. In addition, we agreed to accelerate the vesting of 150,000 restricted shares of Common Stock granted to Mr. Licis in January 2006 and cancelled 3,479,904 unvested restricted shares that had been granted to him.

(5)

On February 19, 2008, the Company’s board of directors appointed William A. Shafley to serve as the Company’s Chief Executive Officer. Mr. Shafley previously served as the Company’s Executive Vice President of Sales since August 2007. In connection with the appointment of Mr. Shafley, Mr. Richard A. Sajac resigned from the position of Chief Executive Officer, effective February 19, 2008. On July 8, 2008, there was a corporate reorganization of management. On that date, Mr. Brechin was appointed by the board of directors  as Chief Executive Officer and Mr. Rutherford was appointed as President.

Narrative Disclosure to Summary Compensation Table

During 2006, we entered into executive employment agreements with our executive officers at that time including Richard A. Sajac, Ryan E. Kirch, Maris J. Licis, C.B. Brechin and Scott Rutherford.

Our executive employment agreements with each executive officer became effective January 6, 2006, with the exception of Mr. Sajac’s agreement, which became effective on March 6, 2006, and provided that each officer would be employed for a period of two years commencing on the effective date. The term of each agreement automatically renewed for successive one (1) year terms unless our board of directors or any successor entity provided the officer with written notice 90 days prior to the expiration of the then current term. The annual base salary for each officer under each agreement was $180,000, subject to adjustment on an annual basis. In addition to the base salary, the officer was entitled to a performance bonus as the board of directors from time to time determined by unanimous consent was appropriate. Each officer is eligible to participate in all our operative employee benefit and welfare plans then in effect and of which all our executive officers generally are entitled to participate, including, to the extent then in effect, group life, medical, disability and other insurance plans. The agreement contained a confidentiality provision and a non-solicitation covenant which restricted each officer’s activities during the term of the agreement and for a period of two years thereafter. The executive employment agreement with Mr. Sajac is substantially similar to the agreements with our other executive officers, with the exception of the annual base salary which amounted to $130,000. On October 3, 2007, we entered into a severance agreement with Mr. Licis providing for the termination of his employment agreement.

On June 2, 2006, five key executives agreed to a 25% permanent reduction in annual salaries to reduce operating expenses, resulting in aggregate annual salaries of $675,000 and aggregate potential severance compensation amounting to $337,500. Other than a reduction in salary, no other amendments were made to the employment agreements.

On March 6, 2006, Mr. Sajac was granted a non-qualified option to purchase 500,000 shares of our Common Stock, at an exercise price of $0.01 per share. The options vest on the last day of each June, September, December and March, subsequent to March 6, 2006, with respect to 62,500 of the shares of Common Stock subject to the option. The remaining 62,500 shares of Common Stock subject to the option vest on March 5, 2008 under the terms of the stock option agreement. The options may not be exercised, in whole or in part, after March 6, 2016.

On October 10, 2006, Mr. Sajac was granted an additional non-qualified option to purchase 500,000 shares of our Common Stock at an exercise price of $0.01 per share. The options vest on the last day of each March, June, September and December, subsequent to October 10, 2006, with respect to 62,500 of the shares of Common Stock subject to the option. The remaining 62,500 shares of Common Stock subject to the option vest on October 9, 2008 under the terms of the stock option agreement. The options may not be exercised, in whole or in part, after October 10, 2016.

On August 27, 2007, we entered into a verbal agreement with William A. Shafley to serve as our Executive Vice President of Sales. The agreement provided for an annual salary of $210,000 per year plus benefits. On February 19, 2008, our board of directors elected Mr. Shafley Chief Executive Officer, with his annual salary to continue at the same rate. On July 8, 2008, the board appointed Mr. Brechin to the position of Chief Executive Officer and re-assigned Mr. Shafley to the position of Vice President of Sales. Mr. Shafley did not accept that position and is no longer employed by the Company.

On September 27, 2007, the executive employment agreement with Maris J. Licis terminated as a result of the resignation from his positions as Vice President of Corporate Development, Secretary and Director. On October 3, 2007, we entered into an agreement to pay him a lump sum severance of $33,288, which was subsequently paid in full in October 2007.

On January 6, 2008, the executive employment agreements with our executive officers Messrs. C.B. Brechin and Scott Rutherford expired. New employment agreements have not been executed. We expect to continue paying the executives a salary of $135,000 per year, payable in biweekly installments.

On July 8, 2008, the board of directors appointed the Company’s co-founders Mr. C.B. Brechin as Chief Executive Officer of the Company and Mr. Scott Rutherford as President of the Company, effective on that date.

In connection with the appointments, the Board proposed to reassign the Company’s former Chief Executive Officer, Mr. William A. Shafley, to the position of sales manager of the Company’s Tactical Solutions Options (“TSO”) division. Mr. Shafley did not accept the position of sales manager of the TSO division. Additionally, the Board reassigned the Company’s current President and Chief Operating Officer, Mr. Richard A. Sajac, to the position of vice president of the TSO division.

Our executive officers will be eligible for additional stock-based compensation grants under the 2008 Stock Incentive Plan.

Outstanding Equity Awards as of December 31, 2007

The following table lists the outstanding equity incentive awards held by our named executive officers as of December 31, 2007.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Richard A. Sajac	187,500(1)	—	—	0.01	3/16/2016	—	—	—	—
Former President, Chief Executive Officer and Chief Operating Officer	187,500	375,000(2)	—	0.01	10/10/2016	—	—	—	—
Ryan E. Kirch Former Chief Financial Officer and Secretary	—	—	—	—	—	3,629,904(3)	725,980(4)	—	—

———————

(1)

Mr. Sajac was granted an option to purchase 500,000 shares of Common Stock on March 16, 2006. The option vests quarterly over two years.

(2)

Mr. Sajac was granted an option to purchase 500,000 shares of Common Stock on October 10, 2006. The option vests quarterly over two years.

(3)

Mr. Kirch was granted 4,000,000 shares of restricted stock vesting at the end of a four-year period commencing on January 19, 2006, subject to certain conditions including his continued employment with us and accelerated vesting at the discretion of our board of directors. Mr. Kirch became vested in 370,096 shares effective August 31, 2006. On October 28, 2008, Mr. Ryan E. Kirch resigned from his positions as chief financial officer and secretary of the Company, effective at the close of business on October 31, 2008. In connection with the resignation, the Company will cancel the 3,129,904 unvested shares of restricted Common Stock of the Company that had been granted to Mr. Kirch.

(4)

Based on the closing trading price of our Common Stock on December 31, 2007 as quoted on the Pink Sheets LLC, or $0.20 per share.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to all persons who served as members of our board of directors (other than our named executive officers) during the 2007 fiscal year.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Bruce Robinson	––	—	—	—	24,103(1)	24,103

———————

(1)

Mr. Robinson was paid $20,000 for legal consulting services during the 2007 fiscal year. Additionally, the Company paid Mr. Robinson $4,103 in medical and dental benefits under our health insurance plan for 2007.

Narrative Disclosure to Director Compensation Table

Bruce Robinson received compensation of $20,000 and benefits under our health insurance plan for his services as a director and legal consultant.

COMMUNICATIONS WITH STOCKHOLDERS

Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our Chief Executive Officer, our non-management directors or the audit committee. Such communications may be confidential or anonymous, and may be e-mailed or submitted in writing addressed care of Mr. C.B. Brechin, Chief Executive Officer, Brekford International Corp., at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076.

All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC, initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely upon a review of Forms 3 and Forms 4 (no Form 5s have been filed as of the date of this proxy statement) furnished to us pursuant to Rule 16a-3 under the Exchange Act, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act during the year ended December 31, 2007 were timely filed, as necessary, by the officers, directors, and security holders required to file such forms, except that Mr. Shafley’s Form 3 was filed late reflecting his initial statement of beneficial ownership.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We lease approximately 2,500 square feet of office space from Peppermill Properties, LLC, a Maryland limited liability company (“Peppermill”). Peppermill is owned and managed by C.B. Brechin and Scott Rutherford, both officers, directors and principal stockholders of the Company. On January 1, 2004, we entered into a 5-year lease with Peppermill. For the year ended December 31, 2007, lease payments amounted to $28,200. Minimum future lease payments under this lease are $32,400 in 2008.

On August 1, 2006, we entered into a Loan and Security Agreement with American Bank to provide an 80% accounts receivable facility up to $1.5 million and accruing interest at an annual rate of Prime Rate plus 1%. The maturity date of the loan was August 1, 2007, at which time all principal, interest, charges and fees were payable immediately or at the demand of American Bank. Interest payments on outstanding balances are due on the first calendar day of each succeeding month. There is no prepayment penalty on the note. In addition, the Loan and Security Agreement required us to pay a nonrefundable commitment fee of $15,000. Two of our officers, C.B. Brechin and Scott Rutherford, agreed to personally guarantee the note up to $375,000 each until the six month anniversary of the note, up to $187,500 each from 6 months to the one-year anniversary of the note and $0 thereafter in exchange for the transfer to such officers of certain shares of restricted stock granted to other officers for which vesting was accelerated in August 2006.

On January 11, 2006, we entered into an agreement with Messrs. Brechin and Rutherford to distribute to them an amount, in cash, equal to our retained earnings at the time of the share exchange, subject to the completion of an audit of our financial statements for the years ended December 31, 2005 and 2004. In connection with the share exchange, we agreed to distribute this amount to these members of management because our historical retained earnings were earned under their leadership prior to the share exchange when we were privately held. The amount of the distribution, determined upon the completion of the audit amounted to $1,881,007. For the purposes of funding working capital, the stockholders agreed to loan this amount back to us, with interest at the rate of 10% per annum beginning January 1, 2006. On March 31, 2007, we repaid the note in full, which amounted to $1,481,007 in principal and $12,404 in accrued but unpaid interest at March 31, 2007.

INDEPENDENT AUDITORS

Our board of directors has appointed Marcum & Kliegman LLP, to serve as our independent auditors for 2008. Representatives of Marcum & Kliegman LLP are expected to be present at the annual meeting in person or telephonically to answer questions from stockholders, and will have an opportunity to make a statement if they wish to do so.

Audit Fees

The aggregate fees billed by Marcum & Kliegman for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2006 were approximately $98,968. The aggregate fees billed by Marcum & Kliegman for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2007 were approximately $106,093.

Audit-Related Fees

The aggregate fees billed by Marcum & Kliegman for professional services rendered for audit-related services for the years ended December 31, 2006 and 2007 were $75,769 and $54,350, respectively. For the year ended December 31, 2006, these fees related to services performed by Marcum & Kliegman in connection with our preparation of the registration statement filed on Form 10-SB, as well as the review of the interim financial statements for the three months ended March 31, 2007 and six months ended June 30, 2007 contained therein.

Tax Fees

The aggregate fees billed by Marcum & Kliegman for professional services rendered for tax consulting services related to our adoption of FIN 48 for the fiscal year ended December 31, 2006 amounted to $20,000.

Aggregate Fees

The aggregate fees billed by Marcum & Kliegman for professional services rendered, other than the services described above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” for the fiscal years ended December 31, 2006 and 2007 were $194,737 and $59,294, respectively.

The audit committee of the board of directors approves in advance all services to be performed by the independent public accountants. Pre-approval may be granted by action of the full audit committee or, in the absence of such audit committee action, by the Chairman of the audit committee whose action shall be considered to be that of the entire committee.

OTHER BUSINESS

We know of no other business to be brought before the annual meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

STOCKHOLDER PROPOSALS

For business to be properly brought before our 2009 annual meeting by a stockholder outside of the Rule 14a-8 process, the stockholder must have given written notice thereof to the Secretary of the Company, delivered or mailed to and received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting, or December 19, 2009. Thus, the deadline for providing us with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at our 2009 annual meeting of stockholders, will be September 21, 2009. As to all such proposals which we do not have notice on or prior to September 21, 2009, discretionary authority shall be granted to the persons designated in our proxy related to the 2009 meeting to vote on such proposals.

Stockholders interested in presenting a proposal for consideration at our 2009 annual meeting of stockholders may do so by following the procedures set forth in our bylaws as well as prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in our proxy statement and form of proxy relating to the meeting, stockholder proposals must be received by our Chief Executive Officer no later than August 11, 2009.

After the August 11, 2009 deadline, a stockholder may present a proposal at our 2009 annual meeting of stockholders if it is submitted to our Chief Executive Officer at the address below, but we are not obligated to present the matter in our proxy materials.

Should the 2009 annual meeting of stockholders be advanced or delayed by more than 30 days from December 19, 2009, we will inform stockholders of such change in our earliest possible quarterly report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. If the 2009 annual meeting date is so modified, stockholders proposals will be considered timely if they are submitted within a reasonable time prior to the mailing of our proxy materials for the 2009 annual meeting.

Any stockholder proposals should be addressed to Mr. C.B. Brechin, Chief Executive Officer, Brekford International Corp., at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076.

ADDITIONAL INFORMATION

A copy of our 2007 Annual Report is being mailed to each stockholder with this proxy statement. The 2007 Annual Report is not a part of the proxy solicitation materials.

We file reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. Our SEC filings are also available on the SEC’s web site at http://www.sec.gov .

By Order of the Board of Directors,

/s/ C.B. Brechin
C.B. Brechin
Chief Executive Officer

Hanover, Maryland

December 9, 2008

BREKFORD INTERNATIONAL CORP.

2008 ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 19, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of Brekford International Corp. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Messrs. C.B. Brechin and Scott Rutherford, or either of them, proxies with power of substitution, for and in the name of the undersigned to attend the 2008 Annual Meeting of Stockholders of the Company to be held at the corporate headquarters of the Company located at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076 on December 19, 2008 at 12:00 P.M., local time, or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of common stock, $.0001 par value per share (“Common Stock”), of the Company, which the undersigned would be entitled to vote if personally present at said meeting, all as described in the Proxy Statement dated December 9, 2008, the receipt of which, together with the Notice of Annual Meeting and the 2007 Annual Report is hereby acknowledged, as follows:

1.

Election of Class I Director.

☐ FOR the nominee listed below:

Douglas Deleaver, Class I

☐ VOTE WITHHELD for the nominee listed above.

2.

Removal of Class II Director William A. Shafley for cause.

☐ FOR

☐ AGAINST

☐ ABSTAIN

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” ITEMS 1 and 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

DATED: December ___, 2008

__________________________

SIGNATURE(S)

__________________________

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.